Promissory notes	6 Months Ended
Mar. 31, 2026
Promissory notes
Promissory note

Note 12— Promissory note

On July 30, 2024, the Company entered into a note purchase agreement (the “Purchase Agreement”) with Atlas Sciences, LLC, a Utah limited liability company (the “Investor”), pursuant to which the Company issued to the Investor an unsecured promissory note (the “Note”) dated July 30, 2024 in the original principal amount of $5,355,000 (the “Note”) for $5,000,000 in gross proceeds. The Company used all of the proceeds from the Note to repay its indebtedness owed to Streeterville Capital, LLC under the Convertible Promissory Note issued on September 26, 2022.

The Note bears interest at a rate of 7.0% per year and has a term of twelve (12) months after the purchase price of the Note is delivered by the Investor (the “Purchase Price Date”). The Note carries an original issue discount of $350,000 and includes $5,000 for investor fees, costs, and other transaction expenses incurred in connection with the purchase and sale of the Note. The Company may prepay all or a portion of the Note at any time by paying 105% of the outstanding balance elected for pre-payment. The Investor has the right to redeem the Note at any time six (6) months after the Purchase Price Date, subject to a maximum monthly redemption amount of $1,000,000. Following receipt of a redemption notice, if the Company has not repaid by a minimum monthly redemption amount of $250,000, the Company is required to pay by the fifth day of the following month the difference between the minimum monthly redemption amount and the amount actually repaid in such month, or the outstanding balance will be automatically increased by 0.5% as of such fifth day. Under the Purchase Agreement, while the Note is outstanding until 5 days after the Note is satisfied in full, the Company agreed to keep adequate current public information available, maintain its Nasdaq listing and not make certain Restricted Issuance (as defined therein), among other things. Upon the occurrence of a Trigger Event (as defined in the Note), the Investor shall have the right to increase the balance of the Note by 10% for a Major Trigger Event (as defined in the Note) and 5% for a Minor Trigger Event (as defined in the Note), with an aggregate of 25% as the maximum increase in the outstanding balance. In addition, the Note provides that upon occurrence of an Event of Default, the interest rate shall accrue on the outstanding balance at the rate equal to the lesser of 15% per annum or the maximum rate permitted under applicable law.

The foregoing descriptions of the Purchase Agreement and the Note are summaries of the material terms of such agreements and do not purport to be complete and are qualified in their entirety by reference to the form of the Purchase Agreement and the Note.

For the six months ended March 31, 2026, neither ordinary share was issued nor payment was made for the repayment of the Note. For the six months ended March 31, 2025, 100,182 ordinary shares were issued for the redemption $338,009 of the Note and $1 million in cash was paid for the repayment of the Note. As of March 31, 2026 and September 30, 2025, the balance of the Note amounted to approximately $2.5 million and $2.5 million , respectively.

For the six months ended March 31, 2026 and 2025, the interest expense of the Note was $89,630 and $159,829, respectively, and the amortization of debt issuance costs was nil and $177,014, respectively.